SUPPLEMENT DATED MARCH 11, 2002
                                     TO THE
                                   PROSPECTUS
                                DATED MAY 1, 2001
                                       FOR
                 PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY

                            JNLNY SEPARATE ACCOUNT II


The following paragraph should be added to the first page of the prospectus:

STATUS OF GREATEST ANNIVERSARY VALUE DEATH BENEFIT. The Perspective Advisors Fixed and Variable Annuity contract contains a Greatest Anniversary Value Death Benefit, so that the death benefit under the contract may exceed both the account value and the cumulative premiums paid under the contact. With respect to IRAs, our understanding of current law is that the tax status of the Greatest Anniversary Value Death Benefit is unclear. To resolve any uncertainty, we have asked the Internal Revenue Service to approve the use of the Greatest Anniversary Value Death Benefit. We believe that use of the Greatest Anniversary Value Death Benefit should not result in adverse tax treatment. We may, in our sole discretion and in compliance with our adopted procedures, accept IRA contributions to purchase a contract with the Greatest Anniversary Value Death Benefit. However, WE CAN GIVE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL APPROVE THE USE OF THE GREATEST ANNIVERSARY VALUE DEATH BENEFIT IN IRAS. THEREFORE, THE CONTRACT OWNERS BEAR THE RISK OF ANY ADVERSE TAX TREATMENT.


(To be used with NV3784 Rev. 05/01)



                                                               NV5535 02/02